Nashville Area ETF

LOCALSHARES INVESTMENT TRUST

Supplement, dated January 12, 2018, to

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED AUGUST 28, 2017

(and amended and supplemented to date)

On January 12, 2018, the Board of Directors (the “Board”) of LocalShares Investment Trust (the “Trust”), authorized an orderly liquidation of Nashville Area ETF (the “Fund”), a series of the Trust. The Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders.

The Fund will close to new investment after January 12, 2018, and will begin the process of closing down and liquidating its portfolio (the “Liquidating Period”). During the Liquidating Period, the Fund will no longer pursue its investment objectives and strategies. Accordingly, during the Liquidating Period, the Fund will sell all of its assets and hold only cash.

The Fund will discontinue trading on the NYSE Arca, Inc., effective at the close of trading on February 9, 2018. The NYSE Arca will suspend trading in the Fund before the open of trading on February 12, 2018. The effective date of the Fund’s liquidation will be on or before February 16, 2018, or such other later date as shall be specified by an officer of the Trust. Shareholders of record in the Fund at the time of liquidation will receive cash distribution equal to the net asset value of their shares as of February 16, 2018, which distribution will include any capital gains and dividends as of such date.

Shareholders may sell their holdings prior to the end of the trading day on February 9, 2018, incurring a transaction fee from their broker-dealer.

Shareholders can call (855) 480-6274 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.